July 8, 2025

BNY MELLON ETF TRUST II

BNY Mellon Enhanced Dividend and Income ETF

Supplement to Current Summary Prospectus, Prospectus, and Statement of Additional Information

Shares of the fund are not currently being offered.

4870STK0725